SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                 Date of Report - June 9, 2004

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)










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               Index to Exhibits Found on Page 5

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The Board of Directors of Tower Bancorp, Inc.
          declared a third quarter cash dividend of $.20 per share at their June 9, 2004 meeting.


Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated June 9, 2004, of Tower Bancorp, Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.




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Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          Not Applicable.











































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
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  June 9, 2004         /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer



































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

                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

99             News Release, dated June 9,
               2004, of Tower Bancorp, Inc.         6








































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              Index to Exhibits Found on Page 5

                                              Exhibit 99



FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137


     TOWER BANCORP, INC. DECLARES THIRD QUARTER DIVIDEND

GREENCASTLE, PA  June 9, 2004 - The Board of Directors of
Tower Bancorp, Inc. declared a third quarter cash dividend of $.20 per share at their June 9, 2004 meeting. The $.20 per share is 11% higher than the 2003 third quarter dividend. The dividend will be paid on July 19, 2004 to shareholders of record as of July 2, 2004.
    Tower Bancorp, Inc.'s sole subsidiary, The First
National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates nine office locations throughout Franklin County, PA and Washington County, MD.
    Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First
National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg,
Quincy, Shady Grove, Waynesboro and Hagerstown, MD.
     This press release may contain forward-looking statements as defined by the Private Securities Litigation
Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.


                             ###
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